Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-C

KEY PERFORMANCE FACTORS
September 30, 1997



Expected B Maturity 3/15/2004


Blended Coupon 5.8172%


Excess Protection Level
3 Month Average   4.67%
September, 1997   4.81%
August, 1997   4.64%
July, 1997   4.57%


Cash Yield17.46%


Investor Charge Offs 4.80%


Base Rate 7.85%


Over 35 Day Delinquency 4.84%


Seller's Interest12.31%


Total Payment Rate12.46%


Total Principal Balance$30,549,822,447.26


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,759,687,928.77